UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2021

Partners Bancorp

(Exact name of registrant as specified in its charter)

Maryland	001-39285	52-1559535
(State or other jurisdiction	(Commission file number)	(IRS Employer
of incorporation)		Identification No.)

2245 Northwood Drive, Salisbury, Maryland 21801

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (410) 548-1100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share PTRS		The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A is filed as an amendment to the Current Report on Form 8-K filed by Partners Bancorp (the “Company”) on May 20, 2021 (the “Original Report”). The Company filed the Original Report to disclose the results of the matters submitted to a vote by the Company’s shareholders at the annual meeting of shareholders held on May 19, 2021 (the “2021 Annual Meeting”). The sole purpose of this amendment is to disclose, in accordance with Item 5.07(d) of Form 8-K, the Company’s decision regarding how frequently it will submit to shareholders future advisory votes on the compensation of the Company’s named executive officers (“say-on-pay proposals”) until the next required advisory vote regarding the frequency of future say-on-pay proposals.

Item 5.07 Submission of Matters to a Vote of Security Holders.

As described in the Original Report, the Company held its 2021 Annual Meeting on May 19, 2021. At the 2021 Annual Meeting, the Company’s shareholders voted on, among other matters, an advisory and non-binding vote regarding the frequency of future say-on-pay proposals. The Company’s shareholders selected, on an advisory and non-binding basis, the option of every three years as the frequency of future say-on-pay proposals.

Following the 2021 Annual Meeting, the Company’s Board of Directors considered the results of the advisory shareholder vote regarding the frequency of future say-on-pay proposals, and, following shareholder outreach and consideration of such information as it deemed appropriate, determined that the Company will submit future say-on-pay proposals to shareholders every three years, consistent with the shareholder vote. As a result, the Company expects that the next say-on-pay proposal will be submitted to shareholders at the Company’s 2024 annual meeting of shareholders, and the next advisory vote regarding the frequency of future say-on-pay proposals will be submitted to shareholders at the Company’s 2027 annual meeting of shareholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARTNERS BANCORP
(Registrant)

By:	/s/ Lloyd B. Harrison, III
Name:	Lloyd B. Harrison, III
Title:	Chief Executive Officer

Dated: July 28, 2021